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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 12, 1995


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                        0-9767                94-2579751
(STATE OR OTHER JURISDICTION           (COMMISSION           (IRS EMPLOYER
       OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


9162 Eton Avenue, Chatsworth, California                            91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



Registrant's telephone number, including area code:  (818) 709-1244

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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

   On June 12, 1995, the Registrant ("IRIS") completed the acquisition of LDA Systems, Inc. ("LDA") for approximately 495,000 shares of IRIS Common Stock. IRIS acquired LDA pursuant to the exercise of its option under the LDA Restated Certificate of Incorporation to purchase all of the outstanding shares of LDA Common Stock. On April 13, 1995, IRIS gave written notice to the LDA stockholders of its intent to exercise the option. The option exercise price was $20 per share of LDA Common Stock, and IRIS elected to pay the exercise price with IRIS Common Stock. For this purpose, the IRIS Common Stock was valued at $7.7625 per share -- the average closing price of a share of IRIS Common Stock on the American Stock Exchange for the 20 trading days preceding the date of the notice. Accordingly, IRIS tendered 2.5765 shares of IRIS Common Stock for each share of LDA Common Stock. As a result of the acquisition, IRIS expects to incur a one-time, noncash charge of $3.7 million against earnings in the second quarter for the acquisition of in-process research and development (i.e. work-in-process not yet cleared by the Food and Drug Administration ("FDA")) and the recognition of deferred warrant costs.

   LDA was formed in 1992 to enter into a joint development program with IRIS to complete commercial development of The White IRIS (TM) leukocyte differential analyzer -- an instrument being developed from technology originally pioneered by IRIS. Under the program, IRIS and LDA jointly funded $2.8 million of research, development, clinical evaluation and pre-market testing for The White IRIS (TM). The first phase of trials yielded the data necessary to submit an application for FDA clearance to market The White IRIS (TM). IRIS expects to submit an application to the FDA during the third quarter of 1995. The joint development program generated six U.S. patents and a number of additional pending patent applications. To date, IRIS has produced six prototype instruments which successfully incorporate most of the technology considered essential for the commercial market.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             See Exhibit 28.1

        (b)  PRO FORMA FINANCIAL INFORMATION.

             See Exhibit 28.2

        (c)  EXHIBITS.

             2.1       Restated Certificate of Incorporation of LDA
                       Systems, Inc. (The terms of the option are contained in Article FOUR).

             23.1      Consent of Coopers & Lybrand L.L.P.

             28.1      LDA Financial Statements

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             28.2      PRO FORMA Combined Financial Statements

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL REMOTE IMAGING
                                            SYSTEMS, INC.



Date:  June 26, 1995                        By:/s/ E. Eduardo Benmaor
                                              --------------------------------
                                              E. Eduardo Benmaor
                                              Controller, Principal Accounting
                                              Officer and Secretary


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                                  EXHIBIT INDEX



               2.1 Restated Certificate of Incorporation of LDA Systems, Inc. (The terms of the option are contained in Article
                       FOUR).

               23.1    Consent of Coopers & Lybrand L.L.P.

               28.1    LDA Financial Statements

               28.2    PRO FORMA Combined Financial Statements


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